General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments
Parallel Processor TMS320C8x

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             General Cooperation Agreement concerning Joint Further
                Development of the IAT/Deutsche Telekom Software
         Codec on the Basis of the Texas Instruments Parallel Processor
                                    TMS320C8x


                                     between


                       Deutsche Telekom AG, represented by

                     Dr. Hans-Peter Quadt, Graduate Engineer
                         Director of the Department TD23
                           Friedrich Ebert Strasse 140
                                   53105 Bonn

                        - hereinafter referred to as DT -


                                       and


                         IAT Schweiz AG, represented by

                                 Dr. Viktor Vogt
                                 General Manager
                                 IAT Schweiz AG
                           Geschaftshaus Wasserschloss
                                 Aarestrasse 17
                             CH-5300 Vogelsang-Turgi

                       - hereinafter referred to as IAT -






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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments
Parallel Processor TMS320C8x
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Table of Contents                                                                Page

1. FOREWORD.........................................................................3
1.1 WORK SECTION(S) TYPE "A"........................................................3
1.2 WORK SECTION(S) TYPE "B"........................................................3
1.3 WORK SECTION(S) TYPE "C"........................................................3

2. OBJECT OF THE AGREEMENT..........................................................4

2.1 WORK SECTION 1, OPTIMIZATION OF THE H.320 MVP CODEC, TYPE "A"...................4
2.2 WORK SECTION 2, INTEGRATION OF JPEG CODEC AND H.320, TYPE "B"...................4
2.3 WORK SECTION 3, INTEGRATION OF MPEG1 DECODER AND H.320, TYPE "B"................4
2.4 WORK SECTION 4, MVP CODEC FOR MFKS, TYPE "A"....................................4
2.5 WORK SECTION 5, MPEG1 DECODER, TYPE "B".........................................4
2.6 WORK SECTION 6, EXPANSION OF H.320 MULTI-POINT CAPABLE, TYPE "A"................4
2.7 WORK SECTION 7, MPEG2 DECODER, TYPE "C".........................................4

3.  PRICES, RESPONSIBILITY FOR COSTS................................................5

4.  COMPLETION DEADLINES............................................................6

4.1 WORK SECTION 1, OPTIMIZATION OF THE H.320-MVP CODEC, TYPE "A"...................6
4.2 WORK SECTION 2, INTEGRATION OF JPEG CODEC AND H.320, TYPE "B"...................6
4.3 WORK SECTION 3, INTEGRATION OF MPEG1 DECODER AND H.320, TYPE "B"................6
4.4 WORK SECTION 4, MVP CODEC FOR MFKS, TYPE "A"....................................6
4.5 WORK SECTION 5, MPEG1 DECODER, TYPE "B".........................................6
4.6 WORK SECTION 6, EXPANSION OF H.320 MULTI-POINT CAPABLE, TYPE "A"................6
4.7 WORK SECTION 7, MPEG2 DECODER, TYPE "C".........................................6

5.  PAYMENT TERMS...................................................................6

5.1 WORK SECTION 1, OPTIMIZATION OF THE H.320-MVP CODEC, TYPE "A"...................6
5.2 WORK SECTION 2, INTEGRATION OF JPEG CODEC AND H.320, TYPE "B"...................6
5.3 WORK SECTION 3, INTEGRATION OF MPEG1 DECODER AND H.320, TYPE "B"................7
5.4 WORK SECTION 4, MVP CODEC FOR MFKS, TYPE "A"....................................7
5.5 WORK SECTION 5, MPEG1 DECODER, TYPE "B".........................................7
5.6 WORK SECTION 6, EXPANSION OF H.320 MULTI-POINT CAPABLE, TYPE "A"................7
5.7 WORK SECTION 7, MPEG2 DECODER, TYPE "C".........................................7

6.  UTILIZATION RIGHTS, INTELLECTUAL PROPERTY RIGHTS................................7

7.  DOCUMENTATION OF THE STATUS OF DEVELOPMENT, DEVELOPMENT RESULTS.................8

8.  DEMONSTRATION OF TIME/AMOUNT FRAMEWORK..........................................8

9.  PATENTS, PATENTABLE INVENTIONS..................................................9

10.  CONFIDENTIALITY................................................................9

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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments
Parallel Processor TMS320C8x
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

11.  APPROVAL AND WARRANTY OF DEVELOPMENT SERVICES.................................10

12.  DURATION OF THE AGREEMENT, SCHEDULE...........................................10

13.  NOTICE OF TERMINATION.........................................................11

13.1 GENERAL INFORMATION...........................................................11
13.2 SPECIAL PROVISIONS............................................................11

14.  FINAL PROVISIONS..............................................................12

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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments
Parallel Processor TMS320C8x
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1.......................................................................FOREWORD

IAT, together with DT, has developed a codec, the control and compression algorithms of which function in a completely software-oriented manner. This creates the greatest possible independence of licenses and chips of third parties. Furthermore, it guarantees the possibility of rapid adaptation to future developments in the sector of digital compression and data transfer protocols. With this general cooperation agreement, the partners agree to the further development and refinement of the codec board, which is currently a prototype. The services agreed to according to this agreement are not of significance for marketing of the codec board as such, but rather represent the obligations taken on by IAT and DT within the scope of the "MIKS" cooperation agreement (decisive development of the MIKS codec board).

The work sections described in Section 2 (Object of the Agreement) are the total amount of work services which IAT and DT intend to jointly achieve in accordance with this agreement, and therefore during the period of this agreement as defined in Section 12 (Duration of the Agreement). Each work section is followed by a "transfer and information phase." The concrete division of labor between the parties to the agreement with regard to the services described in the individual work sections is described below, by means of the distinction between Types A, B, and C:

1.1  Work section(s) Type "A"

Work sections defined as Type "A" are those for which it has already been decided upon conclusion of the agreement that they will be carried out by IAT as the responsible partner.

1.2  Work section(s) Type "B"

Work sections defined as Type "B" are characterized in that it has not yet been clearly determined, at the time of conclusion of the agreement, which party to the agreement is to carry out the service defined in the work section, either entirely or at least in a leading and primary capacity. These work sections are characterized in that a study or concept phase precedes the beginning of the actual development work. In this phase, the work necessary for achieving the required results is to be recognized, defined, and conceptionally prepared and described in detailed specifications, so that a binding decision can be reached about which party to the agreement is to perform the work for this work section
(entirely or in part), taking into consideration the external circumstances
(time frame, costs, other advantages and disadvantages). The decision about this must be reached by agreement between the partners. The party to the agreement not entrusted with the development of the tasks of the work section is free to participate by "accompanying the development" with its own resources, so that a know-how transfer from the developing partner to the accompanying partner is ensured. It must be assured that any delays which might result from the know-how transfer do not significantly influence adherence to the schedule, and that the developing partner does not incur any additional costs as a result.



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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments
Parallel Processor TMS320C8x
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1.3  Work section(s) Type "C"

Work sections defined as Type "C" are those which are clearly to be carried out by DT as the responsible partner. For reasons of confidentiality, DT will commission only its software development center in Berlin and the company
Multimedia Software GmbH Dresden, which is part of the DT group, to carry out work within the framework of this agreement. Commissioning of any other DT divisions requires the prior approval of IAT.

2.   Object of the Agreement

The technically binding basis of all the development services described in this section is the "Technical Description of the IMT codec card (TB codec)," particularly Revisions B and C of the codec board, which is an integral part of this agreement. For the meanings of the technical terms and abbreviations used in this agreement, reference is also made to the TB codec.

2.1  Work section 1, Optimization of the H.320 MVP Codec, Type "A"

Optimization of the H.320-MVP codec, including the codec hardware for Rev.
3.0/40 MHz. This includes the H.320 standards. It also includes the H.320-API with drivers as well as the "Tiny Application" (for demos). The Tiny Application is based on the H.320-API and runs under the operating system Windows 3.x.

2.2  Work section 2, Integration of JPEG Codec and H.320, Type "B"

Within the scope of this work section, it is supposed to become possible to operate H.320 and JPEG code simultaneously, on the MVP (under the Multi Tasking
Executive). Starting on 10/16/95, there will be a one-month study phase by IAT.
Subsequently, a description of the service to be performed can be issued.

2.3  Work section 3, Integration of MPEG1 Decoder and H.320, Type "B"

Within the scope of this work section, it is supposed to become possible to operate H.320 and MPEG decoder simultaneously, on the MVP (under the Multi
Tasking Executive). Starting on 10/16/95, there will be a two-month study phase by IAT. Subsequently, a description of the service to be performed can be issued.

2.4  Work section 4, MVP Codec for MFKS, Type "A"

In this work section, the H.320-API as well as the necessary drivers for use of the MVP code in MFKS under Windows are supposed to be written.


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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments
Parallel Processor TMS320C8x
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2.5  Work section 5, MPEG1 Decoder, Type "B"

The software for MPEG1 encoding, which is being acquired as a license from TI, is supposed to be implemented on the MVP processor for image coding according to the ISO standard MPEG-1, without additional external modules. Since a very large amount of computer time is required for MPEG coding, this function is allowed to use the full capacity of the MVP exclusively. Starting on 10/15/95, a one-month study phase by IAT will follow. This software (available as a source code) will be included if the evaluation of the study is positive.

2.6  Work section 6, Expansion of H.320 multi-point capable, Type "A"

The multi-point capability of the MVP codec is to be developed according to the
H.320 recommendation.

2.7  Work section 7, MPEG2 Decoder, Type "C"

It is agreed that a study will be drawn up by DT concerning the potential possibilities of the implementation of MPEG2 on the MVP chip. The study and the subsequent implementation of the results found in the study are the object of this work section.


3.   Prices, Responsibility for Costs

The parties to the agreement agree that an hourly rate of DM 200 (two hundred) per hour will be billed for the work to be performed within the scope of this agreement.

DT (SfE EKOM, Siegen) will take on any project management tasks within the scope of this agreement, and will carry out the approval tests required at the end of each work section in institutions belonging to Telekom, suitable for such approval tests.

The amounts listed below represent the maximum limit of costs to be billed. This maximum limit can only be amended for unavoidable additional costs which could not be foreseen at the time the agreement was concluded, and only with the agreement of both partners (see also Section 8, Demonstration of the Time/Amount
Framework). The only exception is costs which are caused by the institutions commissioned for the approval tests.


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
Project management for all work sections agreed to in this agreement:        DM 100,000
Carrying out approval tests for all the work sections agreed to in
this agreement:                                                          DM      80,000
Optimization of the H.320-MVP codex:                                     DM     920,000
Integration of JPEG decoder and H.320:                                   DM     224,000
Integration of MPEG1 decoder and H.320:                                  DM     512,000
MVP codec for MFKS:                                                      DM      96,000
MPEG1 encoder:                                                           DM     300,000



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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments Parallel Processor TMS320C8x
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


Expansion of H.320 multi-point capable                                   DM        96,000
MPEG-2 decoder:                                                          DM       512,000
Additional amount due to planning inaccuracies (20% of total costs)            DM 568,000

Total:                                                                   DM    1,408,000



For the Type "B" work sections, both parties to the agreement can each make a detailed offer, no later than up to the time of a decision concerning carrying out the development work, in which the costs and the time required for completing the work must be indicated in binding manner. For finalization of the Type "A" or "C" work sections, it is sufficient if the partner who is scheduled to perform the work submits an offer.

A decision about commissioning the development work will be sent to the developing partner by SfE EKOM, in writing, in the form of an order, so that the partner can submit a bill for its costs in accordance with the offer and in accordance with Section 5 (Payment Terms).

Per work section, a cost equalization will be made after completion of the development work, in that each party to the agreement will pay half of the total costs incurred within the scope of the agreement, in the final analysis, and within the framework of the maximum limits indicated above.

The resources expended (human resources, hardware and software expenses) will be cumulatively documented from the start of development to final completion and approval.

Non-documented costs cannot be included in the cost equalization.

The costs for their own internal test environments will be paid by the partners themselves, in each instance.

Any hardware or software costs for prototypes, etc., will be included in the cost equalization.

If costs are incurred for the know-how transfer from the developing partner to the accompanying partner, these are to be paid for by the accompanying partner, upon documentation and by a separate order and billing of the developing partner. In this case, the uniform hourly billing rate of DM 200 (two hundred) per hour, which has been agreed to for the agreement as a whole, will apply.

4.   Completion Deadlines

4.1  Work section 1, Optimization of the H.320-MVP Codec, Type "A"

Ready for approval:  10/16/95




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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments Parallel Processor TMS320C8x
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4.2  Work section 2, Integration of JPEG Codec and H.320, Type "B"

Ready for approval:  4/30/96

4.3  Work section 3, Integration of MPEG1 Decoder and H.320, Type "B"

Ready for approval:  6/30/96

4.4  Work section 4, MVP Codec for MFKS, Type "A"

Ready for approval:  10/31/95

4.5  Work section 5, MPEG1 Decoder, Type "B"

Ready for approval:  6/30/96

4.6  Work section 6, Expansion of H.320 multi-point capable, Type "A"

Ready for approval:  6/30/96

4.7  Work section 7, MPEG2 Decoder, Type "C"

Ready for approval:  6/30/96

5.   Payment Terms

The following payment terms are agreed upon for the individual work sections:
Each copntractual partner shall bear the expense for research and development. This applies to all types of work sections (A, B, C).

5.1  Work section 1, Optimization of the H.320-MVP Codec, Type "A"

     80%  four weeks after the agreement is signed
     20%  after approval is complete

5.2  Work section 2, Integration of JPEG Codec and H.320, Type "B"

     10% four weeks after the agreement is signed (for drawing up the study) 30% after a decision as to who will carry out the development
     40% after completion and therefore availability of the development service 20% after approval is complete

5.3  Work section 3, Integration of MPEG1 Decoder and H.320, Type "B"

     10% four weeks after the agreement is signed (for drawing up the study) 30% after a decision as to who will carry out the development
     40% after completion and therefore availability of the development service 20% after approval is complete




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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments Parallel Processor TMS320C8x
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5.4  Work section 4, MVP Codec for MFKS, Type "A"

     80%  four weeks after the agreement is signed
     20%  after approval is complete

5.5      Work section 5, MPEG1 Decoder, Type "B"

     10% four weeks after the agreement is signed (for drawing up the study) 30% after a decision as to who will carry out the development
     40% after completion and therefore availability of the development service 20% after approval is complete

5.6  Work section 6, Expansion of H.320 multi-point capable, Type "A"

     40% immediately before the development work begins, no earlier than four weeks after the agreement is signed
     40% after completion and therefore availability of the development service 20% after approval is complete

5.7  Work section 7, MPEG2 Decoder, Type "C"

     40%  four weeks after the agreement is signed
     40% after completion and therefore availability of the development service 20% after approval is complete

If the deadlines indicated in Section 4 are not met, payment of a contract penalty is agreed. The contract penalty is 1/2% of the package value in question per week of lateness, but the total can be at most 10% of the order volume of the package in question.

6.   Utilization Rights, Intellectual Property Rights

The rights and obligations with regard to use of the MVP and the software made available by TI, which are derived from the bilateral agreement between Texas Instruments and IAT, are transferred to DT to their full extent.

Both parties to the agreement receive the irrevocable, unlimited, exclusive, free-of-charge and transferable right to utilize all the results achieved within the scope of carrying out this agreement, without restrictions. The parties to the agreement also have the right to reproduce and change the results, as well as the right to grant others a utilization right (sale of licenses).

The sale and/or transfer of the entire utilization rights to third parties is only possible with the written approval of the other partner.





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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments Parallel Processor TMS320C8x
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To the extent that rights of third parties are involved, these must also be taken into consideration accordingly, in this and all subsequent agreements.

The parties to the agreement particularly have the right to duplicate and revise the software. One of the partners can also use individual program modules without the approval of the other.

The software provided on diskettes must be identified with an appropriate copyright note:

                                  (C) Copyright
                           TMS 320 C 80 software codec
                Deutsche Telekom AG                IAT AG
                        1995                       Version xx

In addition to a program version which can be run, both parties to the agreement receive the source version in the programming language used in each instance (e.g. "C"), with an indication of all the programming aids used, such as compilers, linkers, tools, program libraries, etc., with product and manufacturer designation, as well as the corresponding version numbers. The source code must be completely documented.

Within the scope of the development work, the partners must observe the care which is usual in the industry to protect the intellectual property rights of third parties. This is particularly true for granting sublicenses.

If one of the partners fails to observe the care which is usual in the industry, it is liable for all the disadvantages which the other partner incurs with regard to the services to be performed by the former, due to the infringement of intellectual property rights.

7.  Documentation of the Status of Development, Development Results

The progress of the development work must be constantly documented and kept updated by the developing partner. Updated documentation must be handed over to the other partner monthly. On the basis of this documentation, the current state of development must be evident, and the work performed must be reproducible. Documentation includes not only a description of the technology (hardware and software including source codes), but also a listing of the funds and resources used and the current schedule. The documentation must be drawn up with programs under Windows. No special compensation is paid for provision of the required documentation, it is included in the development costs. It must be ensured that the other partner is constantly up to date on the progress of development, so that any advance payments made by this partner are always offset by a corresponding equivalent value of available development results.




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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments Parallel Processor TMS320C8x
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8.   Demonstration of Time/Amount Framework

The proof that the time/amount assumptions of the developing partner on which this agreement is based have actually been met is submitted by the developing partner using the documentation to be drawn up according to Section 7, in time manner before billing.

If the agreed time/amount assumptions are not met, only the services actually performed can be billed.

If it is foreseeable that the time/amount assumptions will not be met (but no later than when 90% of the contractually agreed rates have been reached), the developing partner must inform the other partner immediately. The total costs of the agreement are allowed to be at most 20% higher than the values stated in
Section 3 (Prices, Responsibility for Costs). An equalization within the work sections to be performed by a party to the agreement is possible.

9.   Patents, Patentable Inventions

If patentable inventions come about within the scope of the work for achieving the project goals stated in this agreement, these will be offered to the parties to the agreement for joint filing. If there is no interest in joint filing of patents, it is left to the discretion of the cooperation partner under whose aegis the patentable invention came about whether or not it wishes to file an application on its own.

10.  Confidentiality

The parties to the agreement undertake to use any documentation, drawings and other information provided by the other partner only for fulfillment of the obligations taken on, and to handle any business or industrial secrets of the other partner of which they have gained knowledge as confidential. They will limit dissemination of the information within their company to those employees who must receive it on the basis of their activities. The receiving partner undertakes to protect the confidentiality of the information received in the same manner as it protects its own confidential information.

This obligation also applies to affiliates of the partners; however, they are not considered third parties in the sense of this agreement. "Affiliated companies" are understood to be:

- Any company in which the company of the party to the agreement or another affiliated company holds a majority interest, directly or indirectly, or on which it can exercise a controlling influence, directly or indirectly.

- Any company which holds a majority interest in the company of the party to the agreement, directly or indirectly, or which can exercise a controlling influence, directly or indirectly.




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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments Parallel Processor TMS320C8x
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The information to be handled as confidential must be marked as "(name of owner)
- Confidential." If any information which must be treated as confidential does not have this marking, or if the confidentiality status was indicated orally, this information must be designated as being confidential at the time it was made known, and the recipient must receive written confirmation without delay.

The following information is not subject to the confidentiality obligation:

- information which the parties to the agreement already had in their possession at the time this agreement came into being,

- information which they have developed or will develop independent of information received from the other partner,

-    information which is publicly available,

- information which the parties to the agreement have received or will receive, in accordance with the law, from third parties, without any obligation to keep it confidential,

-    information released by the other party to the agreement.

Each partner is free to use the "retained knowledge" from the confidential information of the other cooperation partner for any purpose, with the restriction of not making it available to third parties during the agreed period of time. Receiving confidential information does not establish any obligation to restrict the location at which employees may work or the area of work, in any manner. "Retained knowledge" is understood to mean information which was not written down, which the employees who participated in the discussions remember. This does not establish a license for patents and similar intellectual property rights and copyrighted material.

The obligation to maintain confidentiality continues to apply even after termination of the agreement, but no longer than five years after transfer of the information in question.

11.  Approval and Warranty of Development Services

The partner with responsibility for the services (work sections) according to
Section 4 (Completion Dates) will make them available for approval tests to SfE EKOM. This presentation is to be preceded by a function test by the developing partner. Functional approval testing of the service is performed no later than 30 calendar days after the deadline for readiness for approval (readiness for partial approval), in writing, by SfE EKOM or the Siegen office. In exceptional cases where this is justified, the 30 calendar day limit can be extended to 40 calendar days by SfE EKOM.





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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments Parallel Processor TMS320C8x
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Immediately before the approval test, the result achieved by the developing partner will be presented and its functionality will be demonstrate theoretically and practically (transfer). The partner not responsible for the development shall have an opportunity to familiarize itself with the topics inherent in the work section, and with the know-how in this regard.

If SfE EKOM or the Siegen office does not refuse approval within four weeks after a work section has been presented as ready for approval, then approval is considered to have been issued for all parts of the agreement. A reason for refusing approval must be given within four weeks after approval was refused, otherwise the refusal is considered rejected.

The warranty claims are directed at elimination of any defects, including transport costs and incidental costs. They expire six months after approval.

If corrective work becomes necessary after expiration of the warranty period, the developing partner is obligated to perform it in return for suitable payment.

12.  Duration of the Agreement, Schedule

This general cooperation agreement begins on the date it is signed by the partners, and is fixed until 6/30/96.

If the planned work is not completed by this date, the agreement is automatically extended until completion of the development which has not been finished, but no longer than until 12/31/96.

More details about the time distribution of the work sections are contained in the enclosed project schedule.

Even after termination of the agreement, the utilization and exploitation rights granted according to this cooperation agreement will apply, as will the limitations of liability and the confidentiality obligation.

If the planned work is still not complete upon termination of the agreement on 12/31/96, the following will apply:

The utilization rights granted according to Section 5 refer, in this case, to the work results which are available and have been paid for at the time the agreement ends. Each party to the agreement can furthermore develop these results itself, or have them developed by third parties on its behalf, until they are ready for production, and is entitled to use internally, distribute, change, particularly to edit, restructure, and further develop individual jointly developed work results, without restriction. The work results up to the time of termination of the agreement must be fully documented and given to the other partner immediately, including the source code for which a patent has not yet been filed at that time.




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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments Parallel Processor TMS320C8x
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13.  Notice of Termination

13.1 General Information

Each party to the agreement has the right to terminate the agreement, in whole or in part, without notice, if:

1. the other party to the agreement does not pursue the development goals described in the agreement,
2.   the costs established in Section 3 are exceeded,
3.   the completion deadlines established in Section 4 are not met.

In case of notice of termination, in whole or in part, services will be billed according to expenses actually incurred and documented, limited to a maximum of the final offer sums in each instance.

Only those expenses which were proven to be necessary by the documentation which accompanies development will be reimbursed. Expenses which were not reported with documentation by the (leading) developing partner during the development work will not be reimbursed.

The other rights to ordinary or extraordinary notice of termination remain unaffected by this.

13.2 Special Provisions

In case of extraordinary notice of termination by a partner, the following applies:

- The partner will inform the other partner, in writing, about started work that must still be completed; the partner is obligated to complete this work under the terms of the cancelled agreement.

- Any payments which must be made on the basis of the agreement, including remaining payments, are not allowed to exceed the total amount of the order which the partner would have received upon completion of the work if the agreement had not been cancelled.

- The developing partner must provide documentation for all items on which claims are based.

The partners are obligated to point these terms out to any third parties are contractors, and are required to reach corresponding agreements if subcontracts which are of importance for the agreement are involved.

The provisions concerning intellectual property rights and utilization rights are not affected by notice of termination. They also apply for those intellectual property rights for which applications were not filed until after the notice of termination.




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General Cooperation Agreement concerning Joint Further Development of the
IAT/Deutsche Telekom Software Codec on the Basis of the Texas Instruments Parallel Processor TMS320C8x
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14.  Final Provisions

Changes in and additions to this agreement must be made in writing.

This agreement is subject to the laws of the Federal Republic of Germany. The contract law related to the United Nations convention dated 4/11/80, concerning agreements about international sale of goods (UNCITRAL) does not apply.

For any litigation resulting from or in connection with this agreement, the courts in Bonn are agreed to have jurisdiction, if this is permissible by law.

If any provision of this agreement is invalid, or if this agreement contains gaps, this does not affect the validity of the remaining provisions. Instead of the invalid provision, it is agreed that the provision which comes closest to the economic intent and purpose of the invalid provision will be agreed to. In the case of gaps, the provision which corresponds to what would have been agreed, according to the economic intent and purpose of this agreement, if the matter had been agreed to right from the start, will be agreed to.

Dresden, 10/16/95                       Bonn, 10/2/95
Place, date                             Place, date

[signature]                             [signature]
IAT AG                                  Deutsche Telekom AG
Dr. Viktor Vogt                         Dr. Hans-Peter Quadt, Graduate Engineer




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